Consolidated Statements of Operations (FY) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Revenues:
Rental income	$ 14,726,046	$ 6,140,444
Tenant reimbursements	3,258,579	1,249,762
Total revenues	17,984,625	7,390,206
Expenses:
Fees to affiliates (Note 8)	2,843,810	1,188,083
General and administrative	2,570,529	3,742,896
Depreciation and amortization	6,988,925	3,081,554
Interest expense (Note 6)	5,577,828	1,637,984
Property expenses	3,185,629	1,282,759
Total expenses	21,166,721	10,933,276
Less: Expenses reimbursed/fees waived by Sponsor or affiliates (Note 8)	(1,136,469)	(2,468,138)
Net expenses	20,030,252	8,465,138
Other income:
Interest income	17,879	7,215
Income from investments in unconsolidated entities (Note 5)	226,024	199,233
Total other income	243,903	206,448
Net loss	$ (1,801,724)	$ (868,484)
Net loss per common share, basic and diluted (in USD per share)	$ (0.16)	$ (0.15)
Weighted-average number of shares of common stock outstanding, basic and diluted (in shares)	11,069,864	5,982,930